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                                 Exhibit 8(c)

                  GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

GE Capital Life Assurance Company of New York, a New York Corporation, (the "Company") and its Director President and Chief Executive Officer, Cheryl Whaley, hereby nominate and appoint Thomas W. Casey and Patricia L. Dysart, (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, for her and in her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on form S-6 under the Securities Act of 1933 (including any and all pre-and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, or the GE Capital Life Separate Account II, or the GE Capital Life Separate Account III granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned might or could do.

IN WITNESS WHEREOF, GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK AND ITS DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER has caused this power of attorney to be executed in its full name and by its Director, President, and Chief Executive Officer and attested by its Secretary, on this 10th day of July, 2000.

                                               GE CAPITAL LIFE ASSURANCE
                                               COMPANY OF NEW YORK



                                               By:
                                                  ------------------------------
                                                  Cheryl Whaley
                                                  Director, President, and CEO


[SEAL}


ATTEST:


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